RETIREMENT PLANS	12 Months Ended
Apr. 30, 2013
RETIREMENT PLANS [Abstract]
RETIREMENT PLANS
NOTE 14 • RETIREMENT PLANS
IRET sponsors a defined contribution profit sharing retirement plan and a defined contribution 401(k) plan.  IRET's defined contribution profit sharing retirement plan is available to employees over the age of 21 who have completed 1,000 hours within the plan year and are employed on the last day of the plan year.  Participation in IRET's defined contribution 401(k) plan is available to employees over the age of 21 who have completed six months of service and who work at least 1,000 hours per calendar year, and employees participating in the 401(k) plan may contribute up to maximum levels established by the IRS. Employer contributions to the profit sharing and 401(k) plans are at the discretion of the Company's management. IRET expects to contribute not more than 3.5% of the salary of each employee participating in the profit sharing plan, and currently matches, dollar for dollar, employee contributions to the 401(k) plan in an amount equal to up to 4.0% of the eligible salary of each employee participating in the 401(k) plan, for a total expected contribution of not more than 7.5% of the salary of each of the employees participating in both plans. Contributions by IRET to the profit sharing plan are subject to a vesting schedule; contributions by IRET under the 401(k) plan are fully vested when made.  IRET's contributions to these plans on behalf of employees totaled approximately $912,000, $871,000 and $598,000 in fiscal years 2013, 2012 and 2011, respectively. The increase in cost from fiscal year 2011 to fiscal year 2013 was due to growth in the number of employees during IRET's transition to internal property management.